UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) June 29, 2006.
USG Corporation

(Exact name of registrant as specified in its charter)
Commission File Number: 1-8864

Delaware	36-3329400

(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)

125 South Franklin Street, Chicago, Illinois	60606-4678
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 606-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     See Item 8.01 Other Events below.
Item 8.01 Other Events
     On June 29, 2006, USG Corporation issued a press release containing preliminary, unaudited results for April and May 2006. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
Financial Statements and Exhibits
99.1 -	USG Corporation press release dated June 29, 2006. This press release is to be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USG CORPORATION Registrant
Date: June 29, 2006	By:	/s/ Richard H. Fleming
Richard H. Fleming,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	USG Corporation press release dated June 29, 2006.